Investor Presentation February 2010 Exhibit 99.1

This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, without limitation, statements related to any plans to raise additional capital. These statements also include information with respect to future events, including our anticipated financial performance and results of operations.
These forward looking statements are not guarantees of our future performance or of the occurrence of future events and are subject to material risks and uncertainties that could cause actual results or events to differ materially from the results or events contemplated by the forward-looking statements. Factors that could affect our results and cause them to materially differ from those contained in the forward-looking statements include our limited operating history; the current dislocation in the credit markets and the general state of the economy; our ability to compete effectively in a highly competitive industry; and the impact of federal, state and local laws and regulations that govern non-depository commercial lenders and businesses generally.
More detailed information about these risk factors can be found in the section titled
“Risk Factors” in our annual report on Form 10-K, as such section is updated by our quarterly reports on Form 10-Q, all of which are filed with the SEC.
Forward Looking Statements

2 Agenda I. Introduction II. History III. Business Strategy and Credit Thesis IV. Core Strengths and Competitive Advantage V. Performance VI. Value Considerations VII. Opportunity Appendix

Introduction
Emerging from a period of unprecedented challenges
Our ability to navigate through this period reflects both the quality of the business plan and the experience of the management team
Although credit costs weighed heavily on financial results in 2009, the outlook is improving
Believe provision expense and reserve levels have peaked
Expect to be profitable in 2010 as credit costs moderate
Fundamental business model still able to generate attractive returns in a lower leverage environment with increased focus on asset management activities

History
Formed in June 2004 by a team of senior banking executives
Initially capitalized with $210 million from a group of investors led by Corsair
Capital and Capital Z Partners
Funded lending activities through a combination of equity, warehouse lines from major banks and securitizations (CLOs)
Launched $600 million sidecar fund with $150 million of equity from Och-Ziff and
Caisse Depot de Quebec
Raised $235 million from IPO in December 2006 and another $125 million in a follow-on PIPE transaction in December 2007/January 2008
Raised $1.8 billion of debt capital through issuance of five CLOs
Issued $75 million of revolving Holdco notes and completed new $275 CLO  in
January 2010
Tangible equity was $546 million, or $10.92 per share, as of December 31, 2009, down only 9% from peak of $12.00 per share

Business Strategy and Credit Thesis
Focus on direct origination of loans with control over due diligence and negotiation of transaction terms
Employ experienced, credit-trained bankers
Apply disciplined selection criteria for target markets, clients and transactions
Enforce a rigorous credit process
Execute a defensive portfolio strategy
– Broad diversification by issuer and across industry sectors
– Focus on senior debt with conservative leverage and substantial capital below NewStar in the capital structure from investors with incentive and resources to support their investment
Invest in experienced portfolio managers to support credit process and actively manage credit portfolios
Emphasize asset management and syndication activities to provide strategic advantage to lending business and enhance returns on equity

Core Strengths and Competitive Advantage
Experienced, cohesive management team
Direct origination capabilities and lending franchise
Skill and experience of bankers and portfolio managers
Credit and risk management capabilities
Loan syndication capabilities and asset management platform
Funding platform
Operating and loan servicing infrastructure

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
9.75%
9.61%
9.15%
8.02%
8.17%
7.85%
6.83%
5.82%
5.35%
5.29%
4.67%
2.87%
2.49%
1.99%
1.79%
2.10%
1.87%
1.69%
1.70%
1.91%
1.07%
0.68%
0.86%
0.24%

$1,541
$1,472
$411
$74
$-
$118
<1 Year
1-3 Years
3+ Years
12/31/2008
12/31/2009 Pro Forma

$75
$50
$58
$46
$31
$40
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Unrestricted Cash
Undrawn Availability

Performance
Credit Performance Financial Highlights
Lagging 12-Month Default Rate by Principal Amount
1
Funding – Debt Maturity Profile Liquidity
($ in thousands)
2007 2008 2009
Total Assets $2,622,765 $2,571,522 $2,200,072
Loans, Gross 2,402,322      2,409,148      2,036,213
Managed Assets 2,980,594      2,970,389      2,578,717
Non-performing Loans / Loans 0.97% 2.52% 8.08%
ALLL / Loans 1.58% 2.25% 5.68%
Charge-offs / Loans 0.19% 0.82% 3.61%
Net Interest Income $94,592 $102,554 $94,642
Non-interest Income (28,176)          18,930           10,653
Operating Expenses 57,494           44,789           42,435
Provision for Credit Losses 19,510           38,224           133,093
Net Income (8,639)            22,398           (44,260)
Net Interest Margin 4.23% 4.02% 3.98%
Efficiency Ratio 86.57% 24.04% 39.69%
FTE 132               94                 61
Secured Short-term Debt $677,739 $411,267 $91,890
Secured Term Debt 84,000           219,000         270,375
Term Debt Securitizations 1,280,725      1,305,171      1,252,677
Tangible Equity 502,690         581,555         546,062
Book Value Per Share 11.58             12.00             10.92
Year EndedDecember 31,
Source: Standard and Poor’s LCD and S&P/LSTA Leveraged Loan Index and Company Estimates
S&P LSTA Index
NEWS Total Loans
NEWS Middle Market
Corporate Loans
Note:
The S&P LSTA lagging 12-Month Default Rate published for the US Leveraged Loan Index is calculated by summing the total par amount outstanding, at time of default, of the defaulted facilities over the previous 12 month time period divided by the total par amount outstanding of the overall index as of the beginning of that 12 month period.  A  loan is considered defaulted if an obligor is in payment default, bankruptcy or has been downgraded to a “D” rating from Standard & Poor’s.  For NewStar’s calculation of the lagging 12-month default rate, a loan is considered  defaulted if its has been classified as a non-performing loan.

Value Considerations – Breakdown of Book Value
Warehouse Secured Term Debt CLO Trusts
Parent Company
Assets
Memo: NPAs
Debt
Net Assets
Net Asset Value / Share
Memo: NPAs /
Share
$174
0
92
82
$1.63
n.m.
$407
0
270
136
$2.72
n.m.
$1,412
88
1,253
159
$3.18
$1.76
$100
84
--
--
--
100
$1.99
$1.68
Unrestricted Cash
$40
--
--
--
--
40
$0.80
--
Unencumbered Loans
and OREO
Assets
Memo: NPAs
Reserves
Deferred loan fees
Liabilities
Net Assets
Net Asset Value / Share
Memo: NPAs /
Share
Deferred Tax Asset
$57
--
--
--
--
57
$1.13
--
Financing Subsidiaries
Subtotal
Subtotal
$1,993
88
1,615
377
$7.53
$1.76
$342
84
(115)
(21)
35
171
$3.39
$1.68
As of 12/31/2010
$10.92
Other¹
$145
--
(115)
(21)
35
(26)
($0.53)
--
1
Assets include restricted cash balances of $91.1 million, deferred financing costs of $18.6 million, interest receivable of $7.9 , net fixed assets of $1.0 million.
Income tax receivable of $7.3 million and other assets totaling $19.6 million.  Reserves include allowance for loan losses not allocated to unencumbered assets.
Liabilities  include accrued interest payable of $2.8 million, accounts payable of $0.6 million and other liabilities totaling $31.6 million. Restricted cash  is shown at the parent company for illustrative purposes, but  is held  principally at the financing subsidiary level to be used for reinvestment in loan collateral, debt service, and to meet any reserve requirements.

Opportunity
Unlock balance sheet value
Restart growth in an historically attractive lending environment
Leverage origination and servicing platforms with core strength in credit management into new markets and asset types
Participate in consolidation of CLO and other credit managers
Build on current track record to launch new credit funds

$400
$300
$200
$100
$0
-$100
$150
$230
$232
$292
$378
$400
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009*
Overhang (Cumulative Total)
*Through 4/2009
Source: PitchBook

$250B
$200B
$150B
$100B
$50B
$0B
24
11
59
27
42
74
33
159
9
217
2010
2011
2012
2013
2014

NEWSTAR FINANCIAL

Opportunity
Expect strong demand for loans from LBO and refinancing activity
With an estimated $400 million of capital
available for investment, private equity
has purchasing power of nearly $1 trillion
assuming 40% equity contributions in
new deals
NewStar targets buyout funds which
represent approximately $40bn or 10.0%
of the un-invested private equity capital
That translates into a target market
opportunity of approximately $32bn
Record amounts of leveraged loans were
issued from 2005 to 2007, much of which
will mature in the next three to four years
With a more than $1.3 trillion of
leveraged loans issued between 2005
and 2007, lenders should see a
significant refinancing opportunity
Leveraged Loans Maturing in Next Five Years
US Fundraising and LBO Volume
Source: S&P LCD

100%
75%
50%
25%
0%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 (All)
2008 (New Deals)
2009

300
150
0
22
29
48
54
42
64
76
98
116
168
218
261
85
102
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Amount by CLO vintage
Amount by CLO reinvestment expiry
Amount of underlying loan at maturity
Amount by deal termination
160
140
120
100
80
60
40
20
0
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

Source: J.P. Morgan, INTEX, *The calendar is based on the current outstanding of US CLOs, not discounting by future prepayment or defaults.

NEWSTAR FINANCIAL

Opportunity
Thinner competitive landscape with reduced lending capacity
Dramatic decrease in number of loan
market investors
Expect loan market to experience
imbalance as CLOs lose reinvestment
capacity as record amounts of loans are
scheduled to mature
Deal structures in future likely to be more
influenced by regulators as banks
increase share
Declining # of Active Institutional Loan Investor Groups
Non-US Banks
Institutional Investors
US Banks
Securities Firms
Finance Cos
Reduction in US CLO Lending Capacity
Institutional Investors Have Dominated the Market
Source: S&P LCD

Opportunity
Return expectations in a higher cost of capital and lower leverage market
Earning assets / total assets
– NPAs and reserves
Asset yields
– Pricing strategy and
business/asset mix
Leverage
– Market conditions, credit
performance, and mix of asset
types
Fee revenue / non-interest income
– Asset management and loan
syndication
Scale
– Expenses as % of total assets
– Staffing strategy
2
3
4
5
1
2
4
5
1
3
Amount Amount Leverage %
Earning Assets 100 $         Debt 80 $         4.00 x 80.0%
Equity 20 1.00 x 20.0%
100 $         100 $
% $ %
Interest Income
Debt Index (LIBOR) 0.30% - $
Loan Index (LIBOR incl. floors) 1.00% 1.0
Credit Spread 5.00% 5.0
Upfront Fee 0.50% 0.5
All-in Spread 5.50% 5.5
Total Interest Income (Yield) 6.50% 6.5
Interest Expense (Cost of Funds)
Index (LIBOR) 0.30% (0.2)
Credit Spread 2.20% (1.8)
Nominal Interest Expense 2.50%
x Advance Rate 80.0%
Effective Interest Expense 2.00% (2.0)
Net Interest Income 4.50% 4.5
Non-Interest Income 1.25% 1.3
Revenue 5.75% 5.8
Credit Costs 1.00% (1.0)
Risk Adjusted Revenue 4.75% 4.8
Expenses 1.25% (1.3)
Pre-Tax ROAA (Income) 3.50% 3.5
Pre-tax ROE 17.5% 17.5%
Illustrative Business Model Economics

##### 4.00% 4.50% 5.00% 5.50% 6.00% 17.50% 0.25% 0.60% 1.00% 1.50% 2.00%
1.50% 15.3% 17.8% 20.3% 22.8% 25.3% 1.50% 16.6% 18.3% 20.3% 22.8% 25.3%
1.75% 14.3% 16.8% 19.3% 21.8% 24.3% 1.75% 15.6% 17.3% 19.3% 21.8% 24.3%
2.00% 13.3% 15.8% 18.3% 20.8% 23.3% 2.00% 14.6% 16.3% 18.3% 20.8% 23.3%
CoF 2.20% 12.5% 15.0% 17.5% 20.0% 22.5% CoF 2.10% 14.2% 15.9% 17.9% 20.4% 22.9%
2.25% 12.3% 14.8% 17.3% 19.8% 22.3% 2.25% 13.6% 15.3% 17.3% 19.8% 22.3%
2.50% 11.3% 13.8% 16.3% 18.8% 21.3% 2.50% 12.6% 14.3% 16.3% 18.8% 21.3%
2.75% 10.3% 12.8% 15.3% 17.8% 20.3% 2.75% 11.6% 13.3% 15.3% 17.8% 20.3%
#####        3.00        3.50        4.00        4.50        5.00 17.50% 4.00% 4.50% 5.00% 5.50% 6.00%
1.50% 16.6% 18.5% 20.3% 22.2% 24.0% 0.75% 15.0% 17.5% 20.0% 22.5% 25.0%
1.75% 15.9% 17.6% 19.3% 21.0% 22.8% 1.00% 13.8% 16.3% 18.8% 21.3% 23.8%
2.00% 15.1% 16.7% 18.3% 19.9% 21.5% 1.25% 12.5% 15.0% 17.5% 20.0% 22.5%
CoF 2.20% 14.5% 16.0% 17.5% 19.0% 20.5% 1.50% 11.3% 13.8% 16.3% 18.8% 21.3%
2.25% 14.4% 15.8% 17.3% 18.8% 20.3% 1.75% 10.0% 12.5% 15.0% 17.5% 20.0%
2.50% 13.6% 15.0% 16.3% 17.7% 19.0% 2.00% 8.8% 11.3% 13.8% 16.3% 18.8%
2.75% 12.9% 14.1% 15.3% 16.5% 17.8% 2.25% 7.5% 10.0% 12.5% 15.0% 17.5%
Credit Costs
##### 0.50% 0.75% 1.00% 1.50% 2.00% 17.50% 0.75% 1.00% 1.25% 1.50% 1.75%
1.50% 22.8% 21.6% 20.3% 17.8% 15.3% 0.50% 18.8% 20.0% 21.3% 22.5% 23.8%
1.75% 21.8% 20.6% 19.3% 16.8% 14.3% 0.75% 17.5% 18.8% 20.0% 21.3% 22.5%
2.00% 20.8% 19.6% 18.3% 15.8% 13.3% 1.00% 16.3% 17.5% 18.8% 20.0% 21.3%
CoF 2.20% 20.0% 18.8% 17.5% 15.0% 12.5% 1.25% 15.0% 16.3% 17.5% 18.8% 20.0%
2.25% 19.8% 18.6% 17.3% 14.8% 12.3% 1.50% 13.8% 15.0% 16.3% 17.5% 18.8%
2.50% 18.8% 17.6% 16.3% 13.8% 11.3% 1.75% 12.5% 13.8% 15.0% 16.3% 17.5%
2.75% 17.8% 16.6% 15.3% 12.8% 10.3% 2.00% 11.3% 12.5% 13.8% 15.0% 16.3%
Exp
Non-Interest Income
Exp
Loan Credit Spread Loan LIBOR
Debt / Equity Loan Credit Spread
Opportunity
Business Model Economics - Sensitivity to Key Drivers
“CoF” Cost of funds

Appendix

NewStar Financial[1]

$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
0
44
111
241
353
575
762
871
1,055
1,157
1,568
1,682
1,991
2,133
2,402
2,422
2,419
2,432
2,409
2,324
2,253
2,168
2,036
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09

NEWSTAR FINANCIAL

Loan Portfolio
Outstandings
($MM)
2002 - 2003
6/06: Closed
second CLO
($500MM)
9/02-6/04:
Developed
strategy
and team
6/05: CAM-2 servicer
rating from Fitch
6/07: Closed
third CLO
($600MM)
Overview
Corporate History
6/04: NewStar
formed with
$210MM of
equity
7/04: Closed
first loan
11/07: Raised
$121MM in
equity
12/07: Closed
NCOF CLO
($560MM)
11/07: Closed
Term Debt
Facility
($300MM)
12/06: NEWS
IPO ($218MM)
8/05: Established
NCOF asset
management business
with $150MM of equity
8/05: Closed first
CLO ($375MM)
12/07:
Became
Sarbanes-
Oxley
Compliant
11/08:
Extended
Citi
Warehouse
($300MM)
6/09: Fitch
affirmed
CAM-2
servicer
rating
Credit Crisis/Cycle
7/09: Term Out
of Wachovia /
Wells
Warehouse
5/09:
Renewal of
Natixis
Warehouse
7/09: Rollout of
Everest analytics
& reporting
system
(1) Estimate as of 9/30/09
1/10: Closed
fourth CL0
($275 MM)
1/10: Issued
$75 MM
Revolving
Credit Notes
• 61 employees
• 4,000+ opportunities
• $2.6 billion assets under management (inc. NCOF)

House values peak
Record M&A and capital markets
activity
Tightening credit spreads
Loose credit standards (2
nd
lien, Covevent lite, PIK Toggle)
Easy access to capital / New
entrants in loan markets
Subprime Crisis Financial Crisis Recession Asset Bubble
2005-2006 2007
2009
2008
Housing bubble bursts
Massive writedowns of MBS / CDOs
Other credit markets peak
SIVs begin to unwind and ABCP
market collapses
Syndicated loan and CLO market
shuts down in second half
Banks begin to pull warehouse lines
Macro
Environment
Access to capital severely
constrained as markets freeze
Banks forced to de-lever and build
reserves
High profile failures of top tier banks
and other non-bank lenders
Government coordinates massive
intervention and bailout
Economy contracts sharply
Banking system stabilizes and
congress passes economic stimulus
bill
Credit losses worsen as CRE
markets collapse and consumer
markets weaken further
Over 100 banks fail
Credit spreads begin to tighten as
market conditions improve
Financial industry consolidation
gains momentum
Overview
Managing through the financial crisis
Raised $850 million through two
CLOs
Raised $100 million of corporate
debt
Raised $235 million in IPO
Added over $1 bn of warehouse
line borrowing capacity
Substantial growth through direct
origination
Focused on senior debt
Reduced scale of planned CRE
and Structured Products lending
platforms
Completed $600 million CLO to
fund balance sheet and $560
million CLO to fund NCOF
Completed $300 million term
debt financing
Raised $125 mn of equity
capital in PIPE transaction
Maintained growth trajectory and
warehouse lines, but curtailed
syndications activity
Sold securities portfolio and
exited structured products
segment
Began to assess alternative
funding models
Shifted to defensive posture to
preserve liquidity and protect
balance sheet
Slowed origination activity and
began to pursue depository
strategy
Increased term debt by $100
million
Maintained profitability, while
increasing reserves
Entered agreement to acquire
commercial bank and explored
opportunities to participate  in
government programs
Completed extensive regulatory
review process before withdrawing
applications and terminating bank
acquisition
Restructured balance sheet,
reducing short-term debt by 82%
and total debt by $340 million
Experienced elevated credit costs,
but outperformed benchmarks
Right-sized cost base
Positioned company to be survivor
and capitalize on emerging
opportunities
Issued first CLO since market
collapsed
Issued $75 million of revolving
Holdco credit notes

Business Model: Management
Experienced Executive Team
Executive Title
Years
Experience Prior Experience
Executive
Management
Tim Conway Chief Executive Officer 24 Head of Corporate Finance, Capital Markets and
Leveraged Finance, Fleet Boston
Head of Loan Syndications, Private Placements and
Acquisition Finance, Citicorp Securities
Peter Schmidt-Fellner Chief Investment Officer 22 Head of High Yield Bond Sales, Trading, Research
and loan trading and Co-Head of High Yield Capital
Markets, Chemical/Chase/JP Morgan
Corporate
Administration
John Bray Chief Financial Officer 30 Director of LOB Finance, Fleet Boston Financial
Chief Financial Officer, Fleet Credit Card Services
John Frishkopf Managing Director, Treasurer
and Head of Asset
Management
22 Turnaround Professional, Nightingale & Associates
Chief Financial Officer, VSZ (Slovak Steel Company)
Vice President, Citicorp Securities
Robert Brown Managing Director, Corporate
Strategy & Development
17 MD & Head of Sales Planning & Performance
Management for the Global Wealth & Investment
Management Division of Bank of America
MD& Head of Strategy & Business Development for
Commercial Finance Division of Bank of America
Credit
Bob Clemmens Chief Credit Officer, Middle
Market
33 Head of Risk for the Americas, Barclays Bank
Member, Counterparty Risk Management Policy Group
Dan Adkinson Managing Director,
Commercial Real Estate
29 Head of Real Estate Debt Capital Markets, JP Morgan
Fleming Asset Management
Origination
Dave Dobies Managing Director, Middle
Market
19 Managing Director, Fleet Securities
Scott Poirier Managing Director, Sales &
Trading
15 Head of European Debt Capital Markets, Fleet
Securities
Managing Director, Sales & Trading, Fleet Securities

1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Tim Conway
Citi
Fleet
NewStar
Peter Schmidt-Fellner
Citi
JPMorgan
NewStar
John Bray
Fleet
NewStar
John Frishkopf
Citi
Benson Oak & Co.
Milford
NewStar
Robert Brown
Fleet
Bank of America
NewStar
Bob Clemmens
Barclays
NewStar
Dan Adkinson
JPMorgan
NewStar
Dave Dobies
Fleet
NewStar
Scott Poirier
Citi
Fleet
NewStar

NEWSTAR FINANCIAL

18 Business Model: Management With Experience Working Together NewStar’s executives have collaborated together at predecessor institutions over the past 20 years

NEWSTAR FINANCIAL

Asset Management	Lending	Distribution
NewStar Credit Opportunities Fund	NewStar Financial, Inc.	Syndication

NEWSTAR FINANCIAL

Admin Agent: $2 billion of loans
Underwrite or Arrange up to $65MM
Loans:  ~$2.0 billion
Hold Sizes:  $5 – 17.5 million
Loans:  ~$0.6 billion
Hold Sizes:  $5 – 17.5 million
$5MM – $100MM
Commitment
Business Model: Origination and Distribution Platform
Flexible and Scalable
Ability to commit substantial capital to customers
Hold limits enhance diversification
Generates multiple revenue streams
Asset Management Fees
Agency Fees
Syndication Fees
Interest Income
Commitment Fees
Amendment Fees
Other Fees
Customer

Business Model:  Target Market
Focused on the Middle Market
Target Market = US Middle Market
Aaa
$1,000
$5,000
Source:  S&P Capital IQ
CIT
Management estimates
B1 B2 B3 NR
$10
$50
$250
Structure of U.S. Commercial Lending Market
Ba3 Baa
Credit Rating
NewStar targets the market for financing mid-sized companies, which is large and fragmented with no single competitor holding a dominant market share…
Middle Market
–
Non-investment grade companies with $25 – 500 million of revenue
–
Addressable market of approximately $1.5 trillion
Characteristics
–
Constant change combined with M&A activity drives consistent need for new financing
–
Complex financing needs comparable to large companies, but on a scale not suitable for capital markets
–
Long-term bank consolidation and recent credit crisis has left market under-served with few scale competitors
Senior Debt
Large Banks
Investment Banks
Finance Companies
BDCs
Regional
Banks
Middle Market
Hedge Funds
CLO Managers
Community Banks
Annual Revenue
Number of
Companies
Approximate Market
Size ($bn)
% of Market
$25-50 32,057
433
28%
$50-100 17,144 386 25%
$100-250 10,190 382 25%
$250-500 3,866 319 21%
63,257 1,520
100%

Typically floating rate senior secured obligations with liens on all assets (including stock of subsidiaries)
Restrictive covenants provide additional protection tied to financial performance and reporting rights among other things
Pricing of senior secured (1 lien) loans ranges from LIBOR + 550 bps to LIBOR + 750 bps
Significant junior capital and ‘cash’ equity provide support for senior debt
Business Model: Credit Product Strategy
Middle Market Loan Characteristics
Assets
Current Assets
Cash
Accounts receivable
Inventories
Other current assets
Long Term Assets
Plant & Equipment
Real Estate
Intangibles
Subsidiary Stock
Liabilities and Equity
Equity
30 – 50%
Subordinated Debt (Unsecured)
0 – 20%
All
assets
pledged
to
Hypothetical Borrower
Company Profile
Transaction Characteristics
Target Credit Profile
Revenue: $25 - 250 million
EBITDA: $5 - 50 million
Stable predictable cash flow
Rating: Non-rated, but implied
Ba3/B1/B2/B3 credit quality
Industries: Defensive
Stage: Mature companies with
franchise value
Sr. Debt: Up to $150 million
Avg size is $50 - $75 million
Jr. Debt: Up to $50 million
Avg size is $15 – 25 million
Sr. Lev: <3.00x (LTV < 50%)
Total Lev: <4.00x (LTV < 60%)
Equity: >40%
st
Senior Secured Debt (1    Lien)
40 - 55%
Senior Secured Debt (2    Lien)
0 – 20%
st
nd

Qualifications	NEWSTAR FINANCIAL	Value to Customer

Private Equity Sponsors	Industry Executives	Regional Banks	Other Finance Companies	Other Intermediaries

NEWSTAR FINANCIAL

Managing Director
New York Region
9 Old Kings Hwy South
Darien, CT 06820
203-716-8411
Qualifications
Number
of Key
Relationships:
Business Model: Direct Origination
Uniquely Qualified Bankers
40-60 Financing Opportunities
6-8 Closed Deals
• Industry expertise
• Credit experience
• Capital markets perspective
and insight
20 5-10 3-5 5 10-15
• 20+ Year Commercial Banker
• Middle Market Executive
• Senior Credit Officer

Business Model
Credit Selection
Key strategy characteristics
– Targeted direct origination with industry focus
– Sophisticated, experienced bankers
– Disciplined screening process
– Relative value assessment
– Diversification
– Focus on senior secured positions
Key credit considerations
– Strong, sustainable business franchise
– Consistent historical operating performance
– Stable, predictable cash flow and operating results
– Reasonable growth potential
– Strong equity sponsorship
– Appropriate capital structure for business risks and
operating performance characteristics
– Appropriate structural protection, rights and remedies
for position in capital structure
Target industry sectors with defensive orientation
Credit Selection
Strong business franchise with sustainable
competitive advantage
Consistent, predictable cash flow and reasonable
enterprise valuation
Appropriate capital structure with sufficient new
cash equity (LTV and Min. Equity)
Management team and sponsor with track record
and available capital to support transaction
US Credit Markets
Transaction structure (security position, covenants,
rights and remedies) and pricing
Credit Selection
NewStar’s credit process combines a disciplined
screening process with a conservative credit approach
Credit policies and practices are based on a fundamental approach to credit selection and management…

Business Model: Portfolio Strategy
Diversification and Focus on Senior Debt
Highly diversified portfolio by
issuer and across industries
Specialized teams focused on
key industry segments:
Media and Information Services
Healthcare
Energy
Commercial Real Estate
Defensively positioned
Increased focus on senior debt,
which now comprises >96% of
overall portfolio
Avoided covenant lite
transactions
Minimized 2 lien commitments
Exited structured credit
$2.0 billion (217 obligors)
(1)
Portfolio Strategy
1
All figures represents loans, gross
nd
Mfg - Cons. Non Durable,  $151 ,
7%
Mfg - Cons. Durable,  $34 , 2%
Retail,  $49 , 2%
Restaurants,  $86 , 4%
Consumer Svcs,  $22 , 1%
Printing/Publishing,  $141 , 7%
Cable/Telecom,  $58 , 3%
Broadcasting,  $44 , 2%
Entertainment/Leisure,  $36 , 2%
Tech Svcs,  $110 , 5%
Environmental Svcs,  $50 , 2%
Marketing Svcs,  $101 , 5%
Other Business Svcs,  $121 , 6%
Energy/Chemical Svcs,  $139 , 7%
Auto/Transportation,  $38 , 2%
Industrial/Other,  $143 , 7%
Healthcare,  $208 , 10%
Building Materials,  $62 , 3%
Financial Services,  $79 , 4%
Commercial - Non-Mortgage,  $24 ,
1%
Consumer - Non-Mortgage,  $16 ,
1%
CRE-Office,  $174 , 9%
CRE - Multi -Family,  $65 , 3%
CRE-Industrial,  $42 , 2%
CRE-Retail,  $25 , 1%
CRE-Other,  $15 , 1%
Commercial
Real Estate
16%
Consumer / Retail
16%
Media
14%
Business Services
18%
Industrial (Other)
16%
Structured Products
2%

Financial Performance

Financial Results
Summary of Q4 2009
December 31, September 30, December 31,
($ in thousands, except per share amounts)
2009 2009 2008
Net income (loss) $ (13,405) $ (10,262) $ 2,754
After tax adjustments to net income (loss):
IPO related compensation and benefits expense
(1)
1,872 915 2,102
Loss on assets sold and retained residual interest
(2)
- - 258
Adjusted net income (loss) $ (11,533) $ (9,347) $ 5,114
Net income (loss) per share:
Basic $ (0.27) $ (0.21) $ 0.06
Diluted $ (0.27) $ (0.21) $ 0.06
Weighted average shares outstanding:
Basic 49,349,508 49,173,245 48,510,697
Diluted 49,349,508 49,173,245 48,510,697
Adjusted net income (loss) per share:
Basic $ (0.23) $ (0.19) $ 0.11
Diluted $ (0.23) $ (0.19) $ 0.11
Adjusted weighted average shares outstanding:
Basic 49,349,508 49,173,245 48,510,697
Diluted 49,349,508 49,173,245 48,510,697
Three Months Ended
(1) Non-cash compensation charge related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering.
(2) Loss and expenses incurred in connection with the sale of assets comprised of 50 debt securities and two loans during Q2 2007, permanent impairments on these assets, the change in fair value of the residual interest in these assets, and the impact on the effective tax rate. The change in effective tax rate was applied retrospectively.

Financial Results
Q4 2009 Income Statement
(1) Non-cash compensation charge related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering.
(2) Loss and expenses incurred in connection with the sale of assets comprised of 50 debt securities and two loans during Q2 2007, permanent impairments on these assets, the change in fair value of the residual interest in these assets, and the impact on the effective tax rate. The change in effective tax rate was applied retrospectively.
December 31, September 30, December 31,
($ in thousands)
2009 2009 2008
Net interest income:
Interest income $ 31,943 $ 33,675 $ 45,845
Interest expense 7,553 9,197 21,445
Net interest income 24,390 24,478 24,400
Provision for credit losses 39,032 32,577 17,930
Net interest income after provision for credit losses (14,642) (8,099) 6,470
Non-interest income:
Fee income 415 388 866
Asset management income 716 758 1,457
Gain (loss) on derivatives 41 126 1,366
Gain (loss) on sale of loans and debt securities - - (1)
Loss on investments in debt securities - - (1)
Other income (expense) 3,274 (1,139) 4,958
Total non-interest income 4,446 133 8,645
Operating expenses:
Compensation and benefits 6,512 7,578 4,172
Occupancy and equipment 791 769 718
General and administrative expenses 2,257 2,580 3,054
Total operating expenses 9,560 10,927 7,944
Income (loss) before income taxes (19,756) (18,893) 7,171
Income tax expense (benefit) (6,405) (6,957) 4,417
Net income (loss) before noncontrolling interest (13,351) (11,936) 2,754
Net (income) loss attributable to noncontrolling interest (54) 1,674 -
Net income (loss) $ (13,405) $ (10,262) $ 2,754
After tax adjustments to net income (loss):
IPO related compensation and benefits expense(1)
1,872 915 2,102
Loss on assets sold and retained residual interest(2)
- - 258
Adjusted net income (loss) $ (11,533) $ (9,347) $ 5,114
Three Months Ended

Financial Results
Q4 2009 Balance Sheet
December 31, September 30, December 31,
($ in thousands) 2009 2009 2008
Assets:
Cash and cash equivalents $ 39,848 $ 31,128 $ 50,279
Restricted cash 136,884 109,618 84,163
Investments in debt securities, available-for-sale 4,183 3,859 3,025
Loans held-for-sale 15,736 3,072 -
Loans, net 1,878,978 2,041,087 2,328,812
Deferred financing costs, net 18,557 19,219 21,003
Interest receivable 7,949 8,442 10,608
Property and equipment, net 976 976 1,252
Deferred income taxes, net 56,449 56,863 31,238
Income tax receivable 7,260 603 -
Other assets 33,252 32,703 41,142
Total assets $ 2,200,072 $ 2,307,570 $ 2,571,522
Liabilities:
Credit facilities $ 91,890 $ 135,742 $ 411,267
Term debt 1,523,052 1,567,864 1,524,171
Accrued interest payable 2,774 3,408 9,773
Income tax payable - - 353
Accounts payable 645 386 1,049
Other liabilities 31,591 38,660 43,354
Total liabilities 1,649,952 1,746,060 1,989,967
NewStar Financial, Inc. stockholders’ equity 546,062 557,506 581,555
Noncontrolling interest 4,058 4,004 -
Total stockholders' equity 550,120 561,510 581,555
Total liabilities and stockholders’ equity $ 2,200,072 $ 2,307,570 $ 2,571,522

Financial Results
Improving Credit Outlook May Signal Peak in Allowance for Loan Losses
Allowance for credit losses increased 13.2% to $114.5 million, or 5.68% of loans as of December 31, 2009 compared to
$101.1 million or 4.69% of loans as September 30, 2009
Non-accruing loans were $162.7 million as of December 31, 2009 compared to $147.6 million as of September 30, 2009
New specific reserves totaling $40.0 million were established  in Q4 ‘09 compared to $33.3 million for Q3 ‘09
Other real estate owned was $9.4 million as of 12/31/09
Net charge-offs were $25.7 million or 5.06% of loans on an annualized basis for Q4 09, compared to $17.8 million or 3.27% of loans on an annualized basis for Q3 09.  Net charge-offs for the full year in 2009 were  3.61% of loans.
Improving credit outlook may signal peak in provision expense and allowance for loan losses, but levels of charge-offs and
NPAs are expected to remain elevated for several quarters
Credit Metrics
Allowance for credit losses
December 31, September 30, December 31,
2009 2009 2008
Three Months Ended
Balance as of beginning of period 101,117 $          86,340 $            44,933 $
General provision for credit losses (1,002)                (703)                    4,726
Specific provision for credit losses 40,034               33,280               13,204
Net charge offs (25,679)              (17,800)              (8,886)
Balance as of end of period 114,470 $          101,117 $          53,977 $
Delinquent loan rate (at period end) 6.15% 6.91% 0.69%
Delinquent loan rate for accruing loans 60 days
or more past due (at period end) 0.99                    1.69                    -
Non-accrual loan rate (at period end) 8.08                    6.84                    2.52
Non-performing asset rate (at period end) 8.55                    7.08                    2.82
Annualized net charge off rate (end of period loans) 5.06                    3.27                    1.47
Annualized net charge off rate (average period loans) 4.82                    3.18                    1.46
Allowance for credit losses ratio (at period end) 5.68                    4.69                    2.25

Funding Model

Originate
Aggregate
Securitize
New Loans
Warehouse Lines of Credit
DeMet's
CANDY COMPANY
$22,500,500
Senior Secured Credit Facilities
Sole Lender
2008
kalena products, inc.
Undisclosed
Senior Secured Credit Facilities
Participant
CORTEC Group
2009
SurveyMonkey.com
Undisclosed
Senior Secured Credit Facilities
Documentation Agent
SPECTRUM
2009
21st Services
Undisclosed
Senior Secured Credit Facilities
Joint Lead Arranger
& Administrative Agent
GENSTAR
BOSTON VENTURES
2008
ASCENSION
Ascension Insurance, Inc.
Undisclosed
Senior Secured Credit Facilities
Participant
PARTHENON CAPITAL
2008
TEX TECH
industries
High Performance Materials
$17,000,000
Senior Secured Credit Facilities
2007
Secured Term Debt
Securitization
WALL ST
Equity
WALL ST
NEWSTAR FINANCIAL

Business Model: Funding
Wholesale model
• 3-yr term funding provided by banks for
static pools
• Self amortizing – repaid from principal
collections
• Advance rates of 65–75%
• L+175-375bps
• Collateralized Loan Obligations (CLOs)
• NEWS retains equity – consolidated on
balance sheet
• Non-recourse
• Reinvestment capacity
• Approx. L+54bps blended cost of funds
• 91% advance rate (D/E: 10x)
• Equity used to capitalize financing subsidiaries and partially fund new loan origination
• Approximately 22% Tangible Equity to Total Assets
• Initially funded by $210 million of private equity
• Raised gross proceeds of $235 million in IPO (Nasdaq: NEWS)
• Raised gross proceeds of $125 million in private placement of common stock
Banks
• Advances used to partially fund new
loan origination
• Repaid from proceeds of  term debt
securitizations
• Advance rates down to 50% (D/E: 1.0x)
from peak of 75-80% (D/E: 3-4.0x)
• Cost of funds increased from low of
L+60bps to L+250-450bps
• Borrowing capacity down to approx. $100
million from peak of $900 million
• Limited recourse
• Renewed annually
Banks

700
600
500
400
300
200
100
0
Advances
Unused Capacity/Cash
101
49
35
15
1
10
75
12
118
349
19
481
14
574
50
225
40
90
Citi
Natixis
Union Bank
Revolving Notes
Wells Fargo
CLO I
CLO II
CLO III
CLO IV
Equity Funded

Union Bank <1%
Citi 6%
Natixis 2%
Wells Fargo 5%
Equity 22%
CLO I 12%
Revolving Notes 3%
CLO IV 11%
CLO II 18%
CLO III 21%

NEWSTAR FINANCIAL

Funding Platform Strengthened by Recent Financings
Completed $275 million CLO scheduled to mature on July 30,
2018
Repaid all outstanding borrowings under Deutsche Bank term
facility with proceeds from new CLO
Entered into a note agreement with an institutional investor establishing $75 million revolving credit facility with a maturity date of July 5, 2013
Reduced refinancing risk by renewing Citi warehouse line until
November 2010
Increased unrestricted cash position to $40 million
Maintained reinvestment capacity in two existing CLOs (CLO II and III) at attractive ‘locked-in’ spreads
Protecting the Balance Sheet
Funding Sources
1
Funding Profile
1
As of 12/31/2009
Cash Position
1
Pro forma for closing of Revolving Credit Notes and CLO IV (2009-1)
Warehouse
Credit Facilities
$211 million
Term Debt
$1.6 billion
Equity
$546 million
Total: $2.5 billion
Corporate Debt
$75 million
$130
$150
$349
$500
$588
$275
$50 $11
$130
$75
Short Term
<1 yr
Medium Term
1-3 yrs
Long Term
>3 yrs
Unrestricted Cash $ 39.8
Restricted Cash Pledged to Credit Facilities & CLOI 38.2
Restricted Cash Available for Debt Service 51.8
Restricted Cash for Reinvestment 37.6
Restricted Cash Held in Escrow 9.3
Total Restricted Cash 136.9
Total Cash $
176.7

Management Biographies

Management Biographies
Timothy J. Conway – Chief Executive Officer and Director
Timothy J. Conway is our Chief Executive Officer and President and was elected to serve as Chairman of our Board of Directors in
September 2006. He has been our Chief Executive Officer and President and has served on our Board of Directors since our inception in June 2004. From July 2002 to June 2004, Mr. Conway worked full-time on our founding. From 1996 to July 2002, Mr. Conway was a
Managing Director at FleetBoston Financial Corporation or its predecessors responsible for Corporate Finance and Capital Markets.
From 1987 to 1996, Mr. Conway held various senior management positions at Citicorp Securities, Inc. He was a Managing Director and
Senior Securities Officer and was responsible for the bank’s private placement, loan syndication and acquisition finance businesses.
Mr. Conway received his undergraduate degree from Fairfield University and his masters of business administration from the University of Connecticut.
Peter A. Schmidt-Fellner – Chief Investment Officer
Peter A. Schmidt-Fellner has served as our Chief Investment Officer since our inception in 2004 and is a Director Nominee. From
1993 to 2003, Mr. Schmidt-Fellner was at JPMorgan Securities, Inc. and its various subsidiaries and predecessor institutions, where during his tenure, he was responsible for High Yield Bond Sales, Trading and Research, Loan Trading and Co-Head of High
Yield Bond Capital Markets. Mr. Schmidt-Fellner received his undergraduate degree from Colby College and his masters in business administration from the Tuck School of Business at Dartmouth.
John Kirby Bray – Chief Financial Officer
John K. Bray has served as our Chief Financial Officer since January 2005. From April 2004 to October 2004, Mr. Bray was the
Business Financial Officer at Bank of America. From August 1979 to April 2004, Mr. Bray held various positions at FleetBoston
Financial Corporation or its predecessors, most recently as Director of Finance — Line of Businesses. Mr. Bray received his undergraduate degree from the College of the Holy Cross and his masters of business administration from the University of Hartford.

Management Biographies
John J. Frishkopf – Managing Director, Treasurer and Head of Asset Management
John J. Frishkopf has served as a Managing Director and Treasurer/Head of Asset Management since our inception in 2004.
From February 1999 to June 2004, he was a Managing Director of Milford Associates, LLC, a turnaround and corporate restructuring advisory firm, which he founded in 1999. Mr. Frishkopf received his undergraduate degree from the Massachusetts
Institute of Technology and his masters of science in management from the Sloan School of Management at the Massachusetts
Institute of Technology.
J. Daniel Adkinson – Head of Commercial Real Estate
J. Daniel Adkinson has served as a Managing Director and Head of our Commercial Real Estate group since our inception in
2004. From October 1994 to June 2004, he was a portfolio manager at JP Morgan Fleming Asset Management where he worked in both the Fixed Income and Real Estate Investment groups. From 2001 to 2004, Mr. Adkinson served as a member of the Board of Directors and of the Compensation Committee of ARCap REIT, Inc. and its predecessor company. He is an adjunct assistant professor at the Graduate School of Business of Columbia University. Mr. Adkinson received his undergraduate degree from
Williams College.
Robert T. Clemmens – Chief Credit Officer, Middle Market
Robert T. Clemmens has served as a Chief Credit Officer since our inception in 2004 with responsibility for our Middle Market
Corporate and Structured Products groups. From October 2002 to February 2004, Mr. Clemmens was at Tacitus Capital
Management, a hedge fund, where he most recently served as Executive Vice President concentrating on fixed income research.
From 1981 to 2002, he held various positions at Barclays Capital, most recently as a Managing Director and Head of Risk
Management for the Americas. Mr. Clemmens received his undergraduate degree from Laurentian University and his masters in business administration from York University.

Management Biographies
David R. Dobies – Managing Director, Middle Market
David R. Dobies has served as a Managing Director and Co-Head of our Middle Market Corporate group since our inception in
2004. From 1995 to 2004, Mr. Dobies served in various capacities at FleetBoston Financial Corporation or its predecessors, most recently as Managing Director and Head of the Media, Entertainment and Sports Finance syndication businesses. Mr. Dobies received his undergraduate degree from Villanova University and his masters in business administration from the William E. Simon
School of Business at the University of Rochester.
Robert K. Brown – Head of Strategy and Corporate Development
Robert Brown serves as Head of Strategy and Corporate Development. He also serves as a member of firm’s management committee and is responsible for Investor Relations. Prior to joining the firm, Mr. Brown was head of Sales Planning &
Performance Management for the Global Wealth & Investment Management Division of Bank of America. Prior to that, Mr. Brown served as head of strategy and business development for Bank of America’s Commercial Finance Division. Mr. Brown joined Fleet
Financial Group in 1992 and served in various roles of increasing responsibility in the company’s commercial banking and capital
markets businesses.   Mr. Brown received his undergraduate degree from the University of Vermont and his masters of business administration from the University of Rhode Island.
Scott Poirier – Managing Director, Sales & Trading
R. Scott Poirier has served as a Managing Director and Head of Sales and Trading since our inception in 2004. From October
2002 to June 2004, Mr. Poirier worked full-time on our founding. From March 1997 to October 2002, Mr. Poirier was employed by
FleetBoston Financial Corporation or its predecessors where he most recently served as a Managing Director and Group Head of the European Debt Capital Markets Group in London. Mr. Poirier received his undergraduate degree from the United States
Military Academy at West Point and his masters in business administration from Yale University.

Board of Directors Biographies
Richard E. Thornburgh – Vice Chairman of Corsair Investments LLC
In February 2006, Mr. Thornburgh joined Corsair Capital LLC as a partner. From 1976 until December 2005, he held several positions at the
Credit Suisse Group and its various subsidiaries and predecessor institutions, most recently as Executive Vice Chairman and Member of the
Credit Suisse Group Executive Board. He currently serves on the Board of Directors of the Credit Suisse Group and is on its Risk Committee.
He also serves on the Board of Directors of Dollar General Corporation and is on its Finance Committee and Strategic Planning Committee.
Mr. Thornburgh received his undergraduate degree from the University of Cincinnati and his masters in business administration from Harvard
University College of Business Administration.
Charles N. Bralver – Senior Associate Dean for International Business and Finance at the Fletcher School at Tufts
University
Charles N. Bralver joined our Board of Directors in 2009. Mr. Bralver is the Senior Associate Dean for International Business and Finance at
the Fletcher School at Tufts University, was a founding partner and Vice Chairman of Oliver, Wyman & Co., and has served as a Strategic
Advisor at Warburg Pincus, LLC.
T. Kimball Brooker Jr. – Senior Vice President of Arnhold and S. Bleichroeder Advisers, LLC
T. Kimball Brooker, Jr. has served on our Board of Directors since our inception in 2004. Since January 2009, he has served as a Senior Vice
President of Arnhold and S. Bleichroeder Advisers, LLC, an asset management firm headquartered in New York. From August 1998 through
November 2008, he was employed by, or a partner of, Corsair Capital LLC (and/or its current or prior affiliates including J.P. Morgan Chase &
Co. with whom Corsair was affiliated until it separated from J.P. Morgan Chase & Co. in March 2006). Mr. Brooker is also a Director of
Insurance Revolution, Inc., SPARTA Insurance and Barbara Oil Company. Mr. Brooker received his undergraduate degree from Yale
University and his masters in business administration from Harvard Business School.
Maureen P. O’Hara – Finance professor at the Johnson Graduate School of Management, Cornell University
Maureen O'Hara is the Robert W. Purcell Professor of Finance at the Johnson Graduate School of Management, Cornell University, where she joined the faculty in 1979. She has had visiting appointments at UCLA, the London Business School, the University of New South Wales,
Cambridge University, and Hong Kong University of Science and Technology. She has served as President of the Western Finance
Association and recently served as President of the American Finance Association. Ms. O'Hara currently serves on the Board of Directors of
Investment Technology Group, Inc., where she has been lead director since January 2005 and where she has served on the Compensation
Committee, Audit Committee and Nominating Committee. Ms. O'Hara received her undergraduate degree from the University of Illinois and her masters of science in economics and Ph.D. in finance from Northwestern University.

Brian L.P. Fallon – Partner of O'Conner Capital Partners
Brian L.P. Fallon is a Partner of O'Conner Capital Partners. Prior to joining O'Conner Capital Partners in September of 2007, Mr. Fallon was a
Managing Director and Principal of Extell Development Company from 2002-2007. From 1982-2002, Mr. Fallon held numerous positions at
Meredith & Grew, Inc. and served on the Board of Directors. Mr. Fallon is involved in various non-profit boards and activities and currently serves as a Director on the Advisory Council of the Robert F. Kennedy Children's Action Corps as well as The Community Builders,
Inc. Mr. Fallon received his undergraduate degree from Siena College and his masters in public administration from the Maxwell School at
Syracuse University.
Bradley E. Cooper – Partner of Capital Z Partners Management, LLC
Bradley E. Cooper is a Partner of Capital Z Partners Management, LLC, the successor to Capital Z Management, LLC (which he joined as a founding Partner in July 1998). He previously held similar positions at Insurance Partners, L.P. and International Insurance Advisors, L.P.
Mr. Cooper serves on the board of directors of MountainView Capital Holdings, LLC and Argo Group International Holdings Ltd. and is a
member of Argo's Investment Committee. Mr. Cooper received an undergraduate degree from the University of Michigan.
Frank R. Noonan – Former CFO of Unum Corporation and CEO of R.H. Donnelly Co.
From August 1991 through May 2002, Frank R. Noonan was the Chief Executive Officer of R.H. Donnelley Co. He also served as President of R.H. Donnelley Co. from August 1991 to July 1998 and was Chairman from July 1998 through May 2002. From May 1989 to August 1991,
Mr. Noonan served as Senior Vice President, Finance, with Dun & Bradstreet, the former parent company of R.H. Donnelley Co., and was a member of its Board of Directors in 1998. Prior to joining Dun & Bradstreet, Mr. Noonan served as Chief Financial Officer and Senior Vice
President at Unum Corporation from July 1981 to December 1989.He currently is a Director and member of the Audit Committee of Avnet,
Inc. and was previously a Director and member of the Audit Committee of Toys "R" Us, Inc. Mr. Noonan received his undergraduate degree from the University of New Hampshire.
Board of Directors Biographies